Exhibit 10.9

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT TO THE

GAS GATHERING AGREEMENT

FOR

EXPLORATION AND PRODUCTION COMPANY

THIS AMENDMENT is entered into this 1 day of March, 2006, and made effective on March 1, 2006 between Questar Exploration and Production Company (Shipper) and Questar Gas Management, 1050 17th St. Suite 500, Denver, CO 80265 (QGM). Shipper and QGM are collectively referred to as the Parties.

The Parties represent as follows:

A.	Shipper and Gatherer entered into a Gas Gathering Agreement dated September 7, 2001.

B.	The Parties have determined that it is in their mutual interest to amend the Agreement.

The Parties agree as follows:

1.	The ** (meter number **) and the ** (meter number **) wells shall be added to Appendix A and settled under the terms of the September 7, 2001 agreement.

2.	Except as amended by this Amendment, or as may have previously been amended, the Agreement of September 7, 2001 remains in full force and effect.

THIS AMENDMENT is entered into by the authorized representatives of the Parties whose signatures are set forth below.

Shipper
QUESTAR EXPLORATION AND PRODUCTION COMPANY

By:	/s/ J.B. Neese
J.B. Neese Executive Vice President

QGM:
QUESTAR GAS MANAGEMENT COMPANY

By:	/s/ P.H. Richards
P.H. Richards
Vice President